                                                                   Exhibit 99.4


                       NOTICE OF GUARANTEED DELIVERY FOR
                             MCKESSON CORPORATION

  This form or one substantially equivalent hereto must be used to accept the Exchange Offers of McKesson Corporation (the "Company") made pursuant to the
Prospectus, dated      , 1997 (the "Prospectus"), if certificates for the
outstanding 6.60% Notes due March 1, 2000, 6 7/8% Notes due March 1, 2002 and 7.65% Debentures due March 1, 2027 of the Company (the "Private Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offers. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The First National Bank of Chicago (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Private Notes pursuant to the Exchange Offers, completed, signed and dated applicable Letters of Transmittal (or facsimiles thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

        Delivery To: The First National Bank of Chicago, Exchange Agent

              By Mail:                       By Hand or Overnight Delivery:
    (Registered or Certified Mail
            recommended)

                                           The First National Bank of Chicago
 The First National Bank of Chicago              c/o First Chicago Trust
       c/o First Chicago Trust                     Company of New York
         Company of New York                         14 Wall Street
           14 Wall Street                          8th Floor, Window 2
         8th Floor, Window 2                    New York, New York 10005
      New York, New York 10005

                           Facsimile Transmissions:

                         (Eligible Institutions Only)
                                (212) 240-8938

                            To Confirm by Telephone
                           or for Information Call:

                                (212) 240-8801

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON SUCH LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letters of Transmittal, the undersigned hereby tenders to the Company the principal amount of Private Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offers--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of 6.60% Notes due
 March 1, 2000 Tendered:*

$ ___________________________________


                                          If 6.60% Notes due March 1, 2000
_____________________________________     will be delivered by book-entry
Certificate Nos. (if available)           transfer to The Depository Trust
                                          Company, provide account number.

Total Principal Amount Represented
 by Certificate(s) for 6.60% Notes
 due March 1, 2000 :

                                          Account Number: _____________________
$ ___________________________________

Principal Amount of 6 7/8% Notes due
 March 1, 2002 Tendered:


$ ___________________________________     If 6 7/8% Notes due March 1, 2002
                                          will be delivered by book-entry
                                          transfer to The Depository Trust
                                          Company, provide account number
_____________________________________
Certificate Nos. (if available)

Total Principal Amount Represented
 by Certificate(s) for 6 7/8% Notes
 due March 1, 2002:

                                          Account Number: _____________________
$ ___________________________________

Principal Amount of 7.65% Debentures
 due March 1, 2027 Tendered:
                                          If 7.65% Debentures due March 1,
$ ___________________________________     2027 will be delivered by book-entry
                                          transfer to The Depository Trust
_____________________________________     Company, provide account number.
Certificate Nos. (if available)

Total Principal Amount Represented
 by Certificate(s) for 7.65%
 Debentures due March 1, 2027:            Account Number: _____________________

$ ___________________________________


--------
* Must be denominations of principal amount of $1,000 and any integral multiple thereof.

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  ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X ___________________________________     ____________

X ___________________________________     ____________
      Signature(s) of Owner(s)                Date
       or Authorized Signatory

Area Code and Telephone Number: ______________

  This Notice of Guaranteeed Delivery must be signed by the holder(s) of Private Notes as their name(s) appear(s) on certificates for Private Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):________________________________________________________________________

      _____________________________________________________________________

      _____________________________________________________________________

Capacity:_______________________________________________________________________

Address(es):____________________________________________________________________

      _____________________________________________________________________

      _____________________________________________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Private Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offers--Guaranteed Delivery Procedures" section of the Prospectus, together with properly completed and duly executed Letters of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letters of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

_____________________________________       ___________________________________
            Name of Firm                           Authorized Signature


_____________________________________       ___________________________________
               Address                                     Title


_____________________________________       Name: _____________________________
                             Zip Code            (Please Type or Print)


Area Code and Tel. No. ______________       Dated: ____________________________

NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS FORM. CERTIFICATES
      FOR PRIVATE NOTES SHOULD ONLY BE SENT WITH YOUR LETTERS OF TRANSMITTAL.